                                                                  EXHIBIT 10.4
                                                                  Draft 10/9/97


















                            FRIENDLY ICE CREAM CORPORATION
                              1997 RESTRICTED STOCK PLAN

                                  TABLE OF CONTENTS


SECTION 1.................................................................... 1
    GENERAL.................................................................. 1
         1.1.  Purpose....................................................... 1
         1.2.  Participation................................................. 1

SECTION 2.................................................................... 2
    RESTRICTED STOCK AWARDS.................................................. 2
         2.1.  Restricted Stock Awards....................................... 2
         2.2.  Terms and Conditions of Awards................................ 2

SECTION 3.................................................................... 3
    OPERATION OF THE PLAN.................................................... 3
         3.1.  Effective Date................................................ 3
         3.2.  Shares Subject to Plan........................................ 3
         3.3.  Adjustments to Shares......................................... 3
         3.4.  Limit on Distribution......................................... 4
         3.5.  Withholding................................................... 4
         3.6.  Agreement with Company........................................ 4
         3.7.  Limitation of Implied Rights.................................. 5
         3.8.  Evidence...................................................... 5
         3.9.  Action by Company or Related Company.......................... 5
         3.10. Gender and Number............................................. 5

SECTION 4.................................................................... 6
    ADMINISTRATION........................................................... 6

SECTION 5.................................................................... 7
    CHANGE IN CONTROL........................................................ 7

                             FRIENDLY ICE CREAM CORPORATION
                              1997 RESTRICTED STOCK PLAN

                                      SECTION 1

                                       GENERAL

    1.1. Purpose. The Friendly Ice Cream Corporation 1997 Restricted Stock Plan (the "Plan") has been established by Friendly Ice Cream Corporation (the "Company") to:

    (a) attract and retain employees and other persons providing services to the Company and the Related Companies (as defined below);

    (b) motivate Participants, by means of appropriate incentives, to achieve long-range goals;

    (c) provide incentive compensation opportunities that are competitive with those of other major corporations; and

    (d) further identify Participants' interests with those of the Company's other stockholders through compensation that is based on the Company's common stock;

and thereby promote the long-term financial interest of the Company and the Related Companies, including the growth in value of the Company's equity and enhancement of long-term stockholder return. The term "Related Company" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Code section 424(f)) with respect to the Company.

    1.2. Participation. Subject to the terms and conditions of the Plan, the Board (as described in Section 4) shall determine and designate, from time to time, from among the Eligible Individuals, those persons who will be granted one or more Restricted Stock awards under Section 2 of the Plan, and thereby become "Participants" in the Plan. For purposes of the Plan, the term "Eligible Individual" shall mean any employee of the Company or a Related Company who is classified as salary grade 109 or above, and any other person providing material services to the Company or a Related Company that is designated by the Board as eligible for participation in the Plan.

                                      SECTION 2

                               RESTRICTED STOCK AWARDS

    2.1. Restricted Stock Awards.  Subject to the following provisions of this
Section 2, awards of Restricted Stock under the Plan shall be made to persons selected by the Board in accordance with subsection 1.2 and shall be subject to the applicable provisions of subsection 2.2. For purposes of the Plan, "Restricted Stock" awards under the Plan are grants of Stock to Participants the vesting of which is subject to such conditions as may be established by the Board, with some or all of those conditions relating to events (such as performance, satisfaction of Company performance targets established by lenders or continued employment) occurring after the date of grant. The period beginning on the date of a grant of Restricted Stock and ending on the vesting or forfeiture of such Restricted Stock is referred to as the "Restricted Period". Subject to the limitations of the Plan and the award of Restricted Stock, at the end of the Restricted Period, Stock will be delivered to the Participant (or his or her legal representative, beneficiary or heir).

    2.2 Terms and Conditions of Awards. In addition to any other terms and conditions determined by the Board, all shares of Restricted Stock granted to Participants under the Plan shall be subject to the following terms and conditions, to the extent applicable:

    (a) Except as otherwise provided, Restricted Stock granted to Participants under the Plan may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered during the Restricted Period, except as designated by the Participant by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code, Title I of the Employee Retirement Income Security Act or the rules thereunder. During the Restricted Period, the Participant shall have all the rights of a stockholder, including but not limited to the right to vote such shares and, except as otherwise provided by the Board, the right to receive all dividends paid on such shares.

    (b) Except as otherwise determined by the Board, a Participant who ceases to perform services for the Company and the Related Companies prior to the end of the Restricted Period for any reason shall forfeit all shares of Restricted Stock remaining subject to any outstanding Restricted Stock award.

    (c) The Company may require a written statement that the Participant is acquiring shares of Restricted Stock (or Stock at the end of the Restricted Period) for investment and not for the purpose or with the intention of distributing the shares, except for a sale to a purchaser who makes the same representation in writing, and that the holder of the shares of Restricted Stock or Stock will not dispose of them in violation of the registration requirements of the Securities Act of 1933, any other applicable law.


                                      SECTION 3

                                  OPERATION OF PLAN

    3.1. Effective Date. The Plan shall be effective as of the date it is adopted by the Board, subject to the approval of the Company's stockholders. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any shares of Restricted Stock awarded under it are outstanding and not fully vested.

    3.2. Shares Subject to Plan. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions. Subject to the provisions of subsection 4.4, the number of shares of Stock which may be issued with respect to Awards under the Plan shall not exceed 375,000 shares in the aggregate. Except as otherwise provided herein, any shares subject to an Award which for any reason expires or is terminated without issuance of shares (whether or not cash or other consideration is paid to a Participant in respect of such shares) shall again be available under the Plan. In the event that shares of Stock that are delivered under the Plan are thereafter reacquired by the Company pursuant to rights reserved upon the award thereof, such reacquired shares shall again be available for awards under the Plan.

    3.3. Adjustments to Shares In the event of any merger, consolidation, reorganization, recapitalization, spinoff, stock dividend, stock split, reverse stock split, exchange or other distribution with respect to shares of Stock or other change in the corporate structure or capitalization affecting the Stock, the type and number of shares of stock which are or may be subject to awards under the Plan and the terms of any outstanding awards shall be equitably adjusted by the Board, in its sole discretion, to preserve the value of benefits awarded or to be awarded to Participants under the Plan; provided, however, in the event of a merger or a sale of substantially all of the assets of the Company, the Board, in its sole discretion, may substitute awards of equal value for outstanding awards under the Plan or cancel outstanding awards, provided that the Participant receives an amount that the Board believes is reasonable payment therefor.

    3.4. Limit on Distribution. Distribution of shares of Stock or other amounts under the Plan shall be subject to the following:

    (a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

    (b) In the case of a Participant who is subject to Section 16(a) and 16(b) of the Securities Exchange Act of 1934, the Board may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the Board, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

    (c) To the extent that the Plan provides for issuance of certificates to reflect the transfer of shares of Stock, the transfer of such shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

    3.5. Withholding. All awards under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the Board, through the surrender of shares of Stock which the Participant already owns or to which a Participant is otherwise entitled under the Plan.

    3.6. Agreement With Company. At the time of an award to a Participant under the Plan, the Board may require a Participant to enter into an agreement with the Company (the "Agreement") in a form specified by the Board, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Board may, in its sole discretion, prescribe.

    3.7. Limitation of Implied Rights.

    (a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Related Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the amounts, if any, payable under the Plan, unsecured by any assets of the Company and any Related Company. Nothing contained in the Plan shall constitute a guarantee by the Company or any Related Company that the assets of such companies shall be sufficient to pay any benefits to any person.

    (b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Company or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which he fulfills all service requirements and other conditions for receipt of such rights and shares of Stock are registered in his name.

    3.8. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

    3.9. Action by Company or Related Company. Any action required or permitted to be taken by the Company or any Related Company shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board or (except to the extent prohibited by applicable law or the rules of any stock exchange) by a duly authorized officer of the company.

    3.10. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

                                      SECTION 4

                                    Administration

    The authority to control and manage the operation and administration of the Plan shall be vested in the Board of Directors of the Company, subject to the following:

    (a) Subject to the provisions of the Plan, the Board will have the authority and discretion to select employees to receive awards, to determine the time or times of receipt, to determine the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such awards, and to cancel or suspend awards. In making such award determinations, the Board may take into account the nature of services rendered by the respective employee, his present and potential contribution to the Company's success and such other factors as the Board deems relevant.

    (b) The Board will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan and to make all other determinations that may be necessary or advisable for the administration of the Plan.

    (c) Any interpretation of the Plan by the Board and any decision made by it under the Plan is final and binding on all persons.

    (d) Except as otherwise expressly provided in the Plan, where the Board is authorized to make a determination with respect to any award, such determination shall be made at the time the award is made, except that the Board may reserve the authority to have such determination made by the Board in the future (but only if such reservation is made at the time the award is granted and is expressly stated in the Agreement reflecting the award);

provided, however, the Board, in its sole discretion, may delegate any or all of its authority under the Plan to a committee of the Board and, to the extent so delegated, references to the Board hereunder shall be deemed to refer such committee. Except to the extent prohibited by applicable law or the rules of any stock exchange, the Board or, if applicable, the committee of the Board, may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Board or committee, if applicable, at any time.

                                      SECTION 5

                                  CHANGE IN CONTROL

Except as otherwise provided in the Agreement reflecting the applicable award, upon the occurrence of a Change in Control all restrictions on outstanding Restricted Stock awards shall lapse. For purposes of the Plan, a "Change in Control" shall be deemed to occur on the earliest of the existence of one of the following events:

    (a) (i) any "person" (as such term is used in Sections 13(d) or 14(d) of the Exchange Act), other than one or more Permitted Holders (as defined below), is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 35% of the total voting power of the Voting Stock (as defined below) of the Company and (ii) the Permitted Holders "beneficially own" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, in the aggregate a lesser percentage of the voting power of the Voting Stock of the Company than such other person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of the Company;

    (b) individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company' shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened "election contest" relating to the election of the directors of the Company (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

    (c) approval by the Company's shareholders of a reorganization, merger or consolidation of the Company, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly and indirectly, more than [70]% of, respectively, the then outstanding shares of common stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or of a complete liquidation or dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.

    For purposes of this Section 5, the term "Permitted Holders" means Donald
N. Smith, The Equitable Life Assurance Society of the U.S., the Company's then existing senior management and their respective affiliates. The term "Voting Stock" of the Company means all classes of capital stock of the Company then outstanding and normally entitled to vote in the election of directors.



                                      SECTION 6

                              AMENDMENT AND TERMINATION

    The Board may, at any time, amend or terminate the Plan, provided that, subject to subsection 3.3 (relating to certain adjustments to shares), no amendment or termination may materially adversely affect the rights of any Participant or beneficiary under any award made under the Plan prior to the date such amendment is adopted by the Board.